                               KEMPER MONEY MARKET FUND

                           WRITTEN INSTRUMENT AMENDING THE
                          AGREEMENT AND DECLARATION OF TRUST
                          ----------------------------------


               The undersigned, being a majority of the trustees of Kemper Money Market Fund (the "Fund"), a business trust organized pursuant to an Agreement and Declaration of Trust dated August 9, 1985, as amended and restated September 27, 1985, and as amended August 6, 1986 (the "Declaration of Trust"), pursuant to Section 1 of Article III of the Declaration of Trust, do hereby establish and designate a third series of Shares of the Trust to be known as the "Tax-Exempt Portfolio." The relative rights and preferences of such series shall be as set forth in the Declaration of Trust. This instrument shall constitute an amendment to the Declaration of Trust.

               IN WITNESS WHEREOF, the undersigned have this 26th day of June, 1987 signed these presents.


                                        /s/ Charles M. Kierscht
                                        -----------------------------------
                                        Charles M. Kierscht, Trustee


                                        (signatures continue)

                                        /s/ Thomas R. Anderson
                                        -------------------------------
                                        Thomas R. Anderson,
                                        Trustee


                                        /s/ David W. Belin
                                        --------------------------------
                                        David W. Belin,
                                        Trustee


                                        /s/ Lewis A. Burnham
                                        --------------------------------
                                        Lewis A. Burnham,
                                        Trustee


                                        /s/ Harry C. DeMuth
                                        --------------------------------
                                        Harry C. DeMuth,
                                        Trustee


                                        /s/ Donald L. Dunaway
                                        --------------------------------
                                        Donald L. Dunaway,
                                        Trustee


                                        /s/ James W. Harding
                                        --------------------------------
                                        James W. Harding,
                                        Trustee


                                        /s/ Robert B. Hoffman
                                        --------------------------------
                                        Robert B. Hoffman,
                                        Trustee


                                        /s/ Thomas L. Martin, Jr.
                                        --------------------------------
                                        Thomas L. Martin, Jr.,
                                        Trustee


                                        /s/ William P. Sommers
                                        --------------------------------
                                        William P. Sommers,
                                        Trustee

          STATE OF ILLINOIS   )
                              ) SS.
          COUNTY OF COOK      )


               Then personally appeared the above-named persons known to me to be at least a majority of the trustees of Kemper Money Market Fund, who acknowledged the foregoing to be their free act and deed, before me this 26th day of June.


                                          /s/ Lyn G. Stephen
                                         -------------------------------
                                               Notary Public

                                        My Commission Expires:  4-22-90
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